UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

Apexigen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39488	85-1260244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Shoreway Road Suite C
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 931-6236

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2023, the Board of Directors of Apexigen, Inc. (the “Company”) appointed Francis Sarena, current Chief Operating Officer of the Company, to the role of President. Mr. Sarena will retain his role as Chief Operating Officer, in addition to his new position as President of the Company, becoming the Company’s President and Chief Operating Officer. At this time, there have been no changes to Mr. Sarena’s compensation arrangements with the Company in connection with his appointment as President. Xiaodong Yang, M.D., Ph.D., who formerly served as President and Chief Executive Officer of the Company, will continue as the Company’s Chief Executive Officer.

Mr. Sarena, age 52, has served as the Company’s Chief Operating Officer since July 2022. He has also served as Chief Operating Officer of Apexigen America, Inc., the Company’s wholly owned subsidiary, since January 2022. From December 2010 to May 2021, Mr. Sarena was with Five Prime Therapeutics, Inc., a biotechnology company, where he served in various executive roles, most recently as Chief Strategy Officer and Secretary. From December 2008 to July 2010, he served as Vice President, General Counsel and Secretary at Facet Biotech Corporation, a biotechnology company. Mr. Sarena holds a B.S. in Finance from San Francisco State University and a J.D. from University of California, Berkeley.

There is no family relationship between Mr. Sarena and any director or executive officer of the Company. In addition, Mr. Sarena is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apexigen, Inc.

Date:	February 14, 2023	By:	/s/ Xiaodong Yang
Xiaodong Yang, M.D., Ph.D. Chief Executive Officer